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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Date of
           Report (Date of earliest event reported): December 23, 1997



                         LITHIUM TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                       1-10446                 13-3411148
--------------------------------      -----------            ------------------
State or Other Jurisdiction           Commission               IRS Employer
of Incorporation or Organization      File Number            Identification No.


                  5115 Campus Drive, Plymouth Meeting, PA 19462
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               Address of Principal Executive Offices and Zip Code



       Registrant's telephone number, including area code: (610) 940-6090


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Item 4. Changes in Registrant's Certifying Accountant

        Lithium Technology Corporation (the "Company") has engaged Deloitte & Touche, LLP as the Company's new independent accountant to audit the Company's financial statements as of December 31, 1997 and for the year then ended. Deloitte & Touche, LLP was not consulted concerning the application of accounting principles to any specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, nor was a written report provided to the Company nor oral advice provided that Deloitte & Touche, LLP concluded was an important factor considered by the Company in reaching its decision as to any accounting, auditing or financial reporting issue. Nor did the Company consult with Deloitte & Touche, LLP regarding any disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or any reportable event (as described in paragraph
(a)(1)(v) of Item 304 of Regulation S-K).



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LITHIUM TECHNOLOGY CORPORATION



                                  By:   /s/ David J. Cade
                                        --------------------------------------
                                        David J. Cade
                                        President and
                                        Chief Operating Officer


Date:  December 23, 1997